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                                                                    EXHIBIT 10.5



                          SOURCE SERVICES CORPORATION
                 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


                                INTRODUCTION

         On April 3, 1996 (the "Effective Date") the Board of Directors of Source Services Corporation (the "Company") adopted the following 1996 Non-Employee Directors Stock Option Plan:

         1. Purpose. The purpose of the Plan is to provide Non-Employee Directors of the Company with a proprietary interest in the Company through the granting of options which will:

         (a) increase the interest of the Non-Employee Directors in the Company's welfare;

         (b) furnish an incentive to the Non-Employee Directors to continue their services for the Company; and

         (c) provide a means through which the Company may attract able persons to serve on the Board.

         2.  Administration.  The Plan will be administered by the Board.

         3. Participants. All Non-Employee Directors of the Company are to be granted options under the Plan, and upon such grant will become participants in the Plan.

         4. Shares Subject to Plan. Options may not be granted under the Plan for more than 30,000 shares of Common Stock of the Company, but this number shall be adjusted to reflect, if deemed appropriate by the Board, any stock dividend, stock split, share combination, recapitalization or the like, of or by the Company. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be re-offered
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under the Plan.

         5. Allotment of Shares. Subject to approval by the Company's stockholders pursuant to Section 5(d), grants of options under the Plan shall be as described in this Section 5:

         (a) Each Non-Employee Director of the Company elected after the Effective Date at the annual stockholders meeting who has not previously served as a director of the Company shall be granted an option, effective as of the Grant Date, to purchase 1,000 shares of Common Stock of the Company.

         (b) Each Non-Employee Director of the Company appointed after the Effective Date to fill a vacancy in the Board who has not previously served as a director of the Company shall be granted an option, effective as of the Grant Date, to purchase 1,000 shares of Common Stock of the Company.

         (c) Each other Non-Employee Director of the Company elected at, or continuing to serve following, each annual stockholders meeting, commencing with the 1996 annual meeting, shall be granted an option, effective as of the Grant Date, to purchase 1,000 shares of Common Stock of the Company.

         (d) The Plan shall be submitted to the Company's stockholders for approval. The Board may grant options under the Plan prior to the time of stockholder approval, which options will be effective when granted, but if for any reason the stockholders of the Company do not approve the Plan prior to one year after the date of adoption of the Plan by the Board, all options granted under the Plan will be terminated and of no effect, and no option may be exercised in whole or in part prior to such stockholder approval.

         6. Grant of Options. All options under the Plan shall be automatically granted as
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provided in Section 5.  The grant of options shall be evidenced by stock option agreements containing such terms and provisions as are approved by the Board, but not inconsistent with the Plan. The Company shall execute stock option agreements upon instructions from the Board.

         7. Option Price. The exercise price of each share of Common Stock covered by an option under the Plan shall be equal to the Fair Market Value of a share of Common Stock on the Grant Date.

         8. Option Period. The Option Period will begin on the Grant Date and will terminate at the first of the following:

         (a)     5 p.m. on the fifth anniversary of the Grant Date.

         (b) 5 p.m. on the date three months following the date of the Non-Employee Director's death or disability.

         (c) 5 p.m. on the date thirty (30) days following the date the Non-Employee Director ceases to be a director of the Company for any reason other than death or disability.

         9. Rights in Event of Death or Disability. If a participant dies or becomes disabled prior to termination of his right to exercise an option in accordance with the provisions of his stock option agreement without having totally exercised the option, the option may be exercised to the extent the participant could have exercised the option on the date of his death or disability at any time prior to the earlier of the dates specified in Section 8(a) or (b) hereof by (i) the participant's estate or by the person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the participant in the event of the participant's death, or (ii) the participant or his personal representative in the event of the participant's disability, subject to the other terms of the Plan and applicable laws, rules and regulations. For purposes of the Plan, the
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Board shall determine the date of disability of a participant.

         10. Payment. Full payment for shares purchased upon exercising an option shall be made in cash or by check or by tendering shares of Common Stock at the Fair Market Value per share at the time of exercise, or on such other terms as are set forth in the applicable option agreement. No shares may be issued until full payment of the purchase price therefor has been made, and a participant will have none of the rights of a stockholder until shares are issued to him. In addition, the participant shall tender payment of the amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of an option.

         11.  Vesting.

         (a) Each option will become fully vested and exercisable on the date which is six months after the Grant Date.

         (b) In no event may an option be exercised or shares be issued pursuant to an option if any requisite action, approval or consent of any governmental authority of any kind having jurisdiction over the exercise of options shall not have been taken or secured.

         12. Capital Adjustments and Reorganizations. The number of shares of Common Stock covered by each outstanding option granted under the Plan and the option price thereof, and the number of shares to be granted pursuant to
Section 5 and the option price thereof, shall be adjusted to reflect, as deemed appropriate by the Board, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Company.

         If (a) the Company shall be party to a merger or consolidation in which (i) the Company
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is not the surviving entity, or (ii) the Company survives only as a subsidiary of an entity other than a previously- owned subsidiary of the Company, or (iii) the Company survives but the Common Stock is exchanged or converted into any securities or property, (b) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any person or entity (other than a wholly-owned subsidiary of the Company) or (c) the Company is to be dissolved and liquidated (each such event is referred to herein as a "Corporate Change"), then effective as of the earlier of (A) the date of approval by the stockholders of the Company of such Corporate Change or (B) the date of such Corporate Change, (1) in the event of any such merger or consolidation and upon any exercise of any outstanding option, the participant shall be entitled to purchase, in lieu of the number of shares of Common Stock as to which such option shall then be exercisable, the number and class of shares of stock or other securities or property to which the participant would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation the participant had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable, and (2) in the event of any such sale, lease or exchange of assets or dissolution, each participant shall surrender his options to the Company and the Company shall cancel such options and pay to each participant an amount of cash per share equal to the excess of the per share price offered to stockholders of the Company in any such sale, lease or exchange of assets or dissolution transaction for the shares subject to such options over the exercise price(s) under such options for such shares.

         13. Non-Assignability. Options may not be transferred other than by will or by the laws of descent and distribution. Except as otherwise provided in the Plan, during a participant's lifetime, options granted to a participant may be exercised only by the participant.
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         14.  Interpretation.  The Board shall interpret the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Board may rescind and amend its rules and regulations.

         15. Amendment or Discontinuance. The Plan may be amended or discontinued by the Board without the approval of the stockholders of the Company, except that any amendment that would (a) materially increase the benefits accruing to participants under the Plan, (b) increase the number of securities that may be issued under the Plan, or (c) materially modify the requirements of eligibility for participation in the Plan, must be approved by the stockholders of the Company. In addition, the Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

         16. Effect of Plan. Neither the adoption of the Plan nor any action of the Board shall be deemed to give any director any right to be granted an option to purchase Common Stock of the Company or any other rights except as may be evidenced by the stock option agreement, or any amendment thereto, duly authorized by the Board and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein.

         17. Term. Unless sooner terminated by action of the Board, the Plan will terminate on April 2, 2001. The Board may not grant options under the Plan after that date, but options granted before that date will continue to be effective in accordance with their terms.

         18. Definitions. For the purposes of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

         (a) "Board" means the board of directors of the Company or any committee of the Board appointed by the Board to administer the Plan or any portion of the Plan.
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         (b)     "Common Stock" means the Common Stock which the Company is currently authorized to issue or may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value).

         (c) "Fair Market Value " means, as of any specified date, the average between the high and low sales price of the Common Stock on any national securities exchange. If the Common Stock is not then listed on any national securities exchange but is traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low sales prices of Common Stock on the specified date. If the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Board in such manner as it deems appropriate.

         (d) "Grant Date" means, with respect to an option, the date of the annual stockholders meeting at which the Non-Employee Director is elected or the date of the Board meeting at which the Non-Employee Director is appointed to fill a vacancy in the Board, whichever is applicable, and, as a consequence thereof, is granted that option.

         (e) "Non-Employee Director" means a director of the Company who is not an employee of the Company or any of its subsidiaries.

         (f) "Option Period" means the period during which an option may be exercised.

         (g) "Plan" means this 1996 Non-Employee Directors Stock Option Plan, as amended from time to time.
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                          SOURCE SERVICES CORPORATION

                      NONQUALIFIED STOCK OPTION AGREEMENT


         1. Grant of Option. Pursuant to the Source Services Corporation 1996 Non-Employee Directors Stock Option Plan (the "Plan") for non-employee directors of Source Services Corporation (the "Company"), the Company grants to

                    ________________________________________
                             (the "Option Holder")

an option to purchase from the Company a total of _________ shares of Common Stock, $_______ par value, of the Company at $______ per share (being at least the fair market value per share of the Common Stock on the date of this grant), in the amounts, during the periods, and upon the terms and conditions set forth in this Agreement.

         2. Time of Exercise. Except only as specifically provided elsewhere in this Agreement, this option shall be fully vested and exercisable in whole or in part, at any time after the date which is six months after the date of grant specified in Section 13 of this Agreement. No fractional shares will be issued; if an installment covers a fractional share, such installment will be rounded off to the next highest share, except the final installment, which will be for the balance of the total optioned shares. In no event may this option be exercised in whole or in part after its date of termination specified in Section 5 hereof.

         3. Exercise of Option. The exercise of this option shall entitle the Option Holder to purchase shares of Common Stock of the Company. If elected by the Option Holder, the Option Holder may exercise this option or any portion hereof by tendering shares of Common Stock, in lieu of cash payment for the option shares being purchased, with the number of shares tendered
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to be determined by the Fair Market Value per share of the Common Stock on the date of exercise, as defined in the Plan.

         4. Subject to Plan. This option and the grant and exercise thereof are subject to the terms and conditions of the Plan, which is incorporated herein by reference and made a part hereof, but the terms of the Plan shall not be considered an enlargement of any benefits under this Agreement. In addition, this option is subject to any rules and regulations promulgated pursuant to the Plan, now or hereafter in effect.

         5. Term. This option will terminate at the first of the following:

         (a) 5 p.m. on the fifth anniversary of the date of grant specified in Section 13 of this Agreement.

         (b) 5 p.m. on the date 180 days following the date of the Option Holder's death or disability.

         (c) 5 p.m. on the date 60 days following the date the Option Holder ceases to be a director of the Company for any reason other than death or disability.

         6. Who May Exercise. During the lifetime of the Option Holder, this option may be exercised only by the Option Holder. If the Option Holder dies or becomes disabled prior to the termination date specified in Section 5 hereof without having exercised the option as to all of the shares covered thereby, the option may be exercised to the extent the Option Holder could have exercised the option on the date of his death or disability at any time prior to the earlier of the dates specified in Section 5(a) and (b) hereof by (i) the Option Holder's estate or a person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the Option Holder in the event of the Option Holder's death, or (ii) the Option Holder or his personal representative in the event of the Option Holder's disability, subject to the other terms





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of this Agreement and applicable laws, rules and regulations.  For purposes of this Agreement, the Company shall determine the date of disability of the Option Holder.

       7.      Restrictions on Exercise.  The option evidenced by this
Agreement:

       (a) may be exercised only with respect to full shares and no fractional share of stock shall be issued;

       (b) may not be exercised in whole or in part and no cash or certificates representing shares subject to such option shall be delivered, if any requisite approval or consent of any governmental authority of any kind having jurisdiction over the exercise of options shall not have been secured; and

       (c) may be exercised only if at all times during the period beginning with the date of the granting of the option and ending on the date 60 days prior to the date of exercise the Option Holder was a director of the Company; provided, if the Option Holder's continuous directorship is terminated by death or disability, or if the Option Holder dies within said 60-day period, the option may be exercised in accordance with Section 6.

       8. Manner of Exercise. Subject to such administrative regulations as the Board of Directors of the Company may from time to time adopt, the Option Holder or beneficiary shall, in order to exercise this option

       (a) give written notice to the Company of the exercise price and the number of shares which he will purchase and furnish an undertaking to make payment of such exercise price in United States dollars before issuance of such shares; or

       (b) give written notice to the Company of the exercise price and the number of shares for which he is electing to tender other shares of Common Stock in exchange for option shares.

       Any notice shall include an undertaking to furnish or execute such documents as the Company in its discretion shall deem necessary (i) to evidence such exercise, in whole or in part, of the option evidenced by this Agreement,
(ii) to determine whether registration is then required under the Securities Act of 1933, or any other law, as then in effect, and (iii) to comply with or satisfy the requirements of the Securities Act of 1933, or any other law, as then in effect. In





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addition, the Option Holder shall tender payment of the amount, if any, as may be requested pursuant to Section 14 by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of this option.

       9. Non-Assignability. This option is not assignable or transferable by the Option Holder except by will or by the laws of descent and distribution.

       10. Rights of Stockholder. The Option Holder will have no rights as a stockholder with respect to any shares covered by this option until the issuance of a certificate or certificates to the Option Holder for the shares. Except as otherwise provided in Section 11 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

       11. Capital Adjustments. The number of shares of Common Stock covered by this option, and the option price thereof, shall be subject to such adjustment as the Board of Directors of the Company deems appropriate to reflect any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Company.

       If (a) the Company shall be party to a merger or consolidation in which
(i) the Company is not the surviving entity, or (ii) the Company survives only as a subsidiary of an entity other than a previously-owned subsidiary of the Company, or (iii) the Company survives but the Common Stock is exchanged or converted into any securities or property, (b) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any person or entity (other than a wholly-owned subsidiary of the Company) or (c) the Company is to be dissolved and liquidated (each such event is referred to herein as a "Corporate Change"),





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then effective as of the earlier of (A) the date of approval by the stockholders of the Company of such Corporate Change or (B) the date of such Corporate Change, (1) in the event of any such merger or consolidation and upon any exercise of any outstanding option, the Option Holder shall be entitled to purchase, in lieu of the number of shares of Common Stock as to which such option shall then be exercisable, the number and class of shares of stock or other securities or property to which the Option Holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation the Option Holder had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable, and (2) in the event of any such sale, lease or exchange of assets or dissolution, each Option Holder shall surrender his options to the Company and the Company shall cancel such options and pay to each Option Holder an amount of cash per share equal to the excess of the per share price offered to stockholders of the Company in any such sale, lease or exchange of assets or dissolution transaction for the shares subject to such options over the exercise price(s) under such options for such shares.

       12. Law Governing. This Agreement is intended to be performed in the State of Texas and shall be construed and enforced in accordance with and governed by the laws of such State.

       13. Date of Grant. The date of grant of this option is ________________, 199__.

       14. Withholding. It shall be a condition to the obligation of the Company to issue or transfer shares of stock upon exercise of this option that the Option Holder pay to the Company, upon its demand, such amount, if any, as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason





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of the exercise of this option.  If the amount requested is not paid, the
Company may refuse to issue or transfer shares of stock upon exercise of this option.

       IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Option Holder, to evidence his consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 13 hereof.

                                          SOURCE SERVICES CORPORATION



                                          By:
                                             ----------------------------------



                                          -------------------------------------
                                                                , Option Holder





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